Exhibit 99.2

Execution Version

Solazyme, Inc.

5.00% Convertible Senior Subordinated Notes due 2019

Underwriting Agreement

March 26, 2014

Goldman, Sachs & Co.

200 West Street,

New York, New York 10282-2198

Ladies and Gentlemen:

Solazyme, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this Underwriting Agreement (this “Agreement”), to issue and sell to Goldman, Sachs & Co. (the “Underwriter”) $130,000,000 aggregate principal amount of the 5.00% Convertible Senior Subordinated Notes due 2019, convertible into common stock, par value $0.001 per share (“Stock”) of the Company (the “Firm Securities”) and, at the election of the Underwriter, up to $19,500,000 additional aggregate principal amount of the 5.00% Convertible Senior Subordinated Notes due 2019, solely to cover over-allotments, if any (the “Optional Securities”) (the Firm Securities and the Optional Securities which the Underwriter elects to purchase pursuant to Section 2 hereof are herein collectively called the “Securities”).

Concurrently with the offering of the Securities, the Company is offering shares of Stock in a separate underwritten public offering (the “Concurrent Stock Offering”) and intends to enter into a separate underwriting agreement with the representatives of the underwriters of such offering, including Goldman, Sachs & Co. and Morgan Stanley & Co. LLC.

1. The Company represents and warrants to, and agrees with, the Underwriter that:

(a) An “automatic shelf registration statement” as defined under Rule 405 under the Securities Act of 1933, as amended (the “Act”) on Form S-3 (File No. 333-194808) (the “Initial Registration Statement”) in respect of the Firm Securities, Optional Securities and shares of Stock issuable upon conversion thereof has been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three (3) years prior to the date hereof; the Initial Registration Statement, any post-effective amendment thereto and the Rule 462(b) Registration Statement increasing the size of the offering, became effective on filing; and no stop

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order suspending the effectiveness of such registration statements or any part thereof has been issued and no proceeding for that purpose has been initiated or threatened by the Commission, and no notice of objection of the Commission to the use of such registration statements or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the prospectus filed as part of the Initial Registration Statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statements, including all exhibits thereto but excluding Form T-1 and including any prospectus relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430B to be part of such registration statements, each as amended at the time such part of the registration statements became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus, as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus, or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b) No order preventing or suspending the use of any Basic Prospectus or Preliminary Prospectus or any Issuer Free Writing

Prospectus has been issued by the Commission, and each Basic Prospectus or Preliminary Prospectus, at the time of filing thereof, conformed or will conform in all material respects to the applicable requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and the rules and regulations of the Commission thereunder, and did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

(c) For the purposes of this Agreement, the “Applicable Time” is 7:00 pm (New York City time) on the date of this Agreement. The Pricing Prospectus as supplemented by the final term sheet prepared and filed as an Issuer Free Writing Prospectus pursuant to Section 5(a) hereof, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule I(a) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein;

(d) The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule I(b) hereto;

(e) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter for use therein;

(f) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus or other than such losses or interferences as are not material to the Company and its subsidiaries, taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of capital stock due to the issuance of shares (x) upon the exercise of options or vesting of restricted stock or restricted stock units under the Company’s previous or currently existing equity incentive and other similar officer, director or employee benefit plans, (y) due to the conversion, exchange or exercise of any security of the Company outstanding on the date hereof (including any additional shares of Stock issued to induce conversion of our 6.00% Convertible Senior Subordinated Notes due 2018 (the “Existing Notes”) as permitted pursuant to Section 5(g)) or (z) pursuant to the Concurrent Stock Offering) or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus and other than that would not, in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(g) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case, except as described in the Pricing Prospectus;

(h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Delaware, with corporate power and authority to own its properties and conduct its business as described in the Pricing Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification; each subsidiary of the Company has been duly organized and is validly existing as a corporate entity in good standing under the laws of its jurisdiction of organization; and, in each case of the Company and each of its subsidiaries, except to the extent that the failure to be so qualified or be in such good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(i) The Company has an authorized capitalization as set forth in the Pricing Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that it would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(j) The Firm Securities and Optional Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of the First Time of Delivery (the “Indenture”) between the Company and Wells Fargo Bank, National Association as Trustee (the “Trustee”), under which they are to be issued, which is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and general equitable principles; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Pricing Disclosure Package and the Prospectus;

(k) The issue and sale of the Securities and the performance by the Company of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (i) result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (ii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of the Company or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriter and the listing of the Stock underlying the Securities on The NASDAQ Global Select Market (“NASDAQ”);

(l) Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or By-laws or (ii) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties are subject, except in the case of clause (ii) to the extent any such default would not, in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(m) The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Notes” and “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Securities and the Stock, and under the caption “Underwriting”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

(n) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company and its subsidiaries taken as a whole, would have a material adverse effect on the current or future financial position, stockholders’ equity or results of operations of the Company and its subsidiaries;

(o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Pricing Disclosure Package, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(p) (A) (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), and (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (B) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act;

(q) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, and have audited the Company’s internal control over financial reporting and management’s assessment thereof as of December 31, 2013, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and the Public Company Accounting Oversight Board;

(r) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(s) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(t) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;

(u) Neither the Company nor any of its subsidiaries or affiliates, nor any director, officer, or employee, nor, to the Company’s knowledge, any agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein;

(v) The operations of the Company and its subsidiaries are and, to the Company’s knowledge, have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency having jurisdiction over the Company or any of its subsidiaries (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(w) None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of their subsidiaries is, or is owned or controlled by a Person that is:

(i) currently the subject or the target of any sanctions administered or enforced by the U.S. Government, including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the United Nations Security Council (“UNSC”), the European Union (“EU”), Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”); nor

(ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan, Libya and Syria).

(x) The Company represents and covenants that it will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity:

(i) to fund or facilitate any activities or business of or with any person, or in any country or territory, that, at the time of such funding or facilitation, is the subject of Sanctions; or

(ii) in any other manner that will result in a violation by any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(y) The Company represents and covenants that for the past 5 years, it and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(z) The Company represents and covenants that for the past five (5) years, it and its subsidiaries have not knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.

(aa) Prior to the date hereof, neither the Company nor any of its affiliates has taken any action which is designed to or which has constituted or that reasonably can be expected to cause or result in the stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities to facilitate the sale or resale of such Securities;

(bb) There has been no storage, generation, transportation, use, handling, treatment, Release or threat of Release of Hazardous Materials by, relating to or caused by the Company or any of its subsidiaries (or, to the knowledge of the Company and its subsidiaries, any other entity for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) at, on, under or from any property or facility now or previously owned, operated or leased by the Company or any of its subsidiaries, or at, on, under or from any other property or facility, in violation of any Environmental Laws (as defined below) and in a manner or amount or to a location that would reasonably be expected to result in any liability under any Environmental Law, except for any violation or liability which would not, individually or in the aggregate, have a material adverse effect. “Hazardous Materials” means any material, chemical, substance, waste, pollutant, contaminant, compound, mixture, or constituent thereof, in any form or amount, including petroleum (including crude oil or any fraction thereof) and petroleum products, natural gas liquids, friable asbestos and friable asbestos containing materials, naturally occurring radioactive materials, brine, and drilling mud, regulated by a governmental agency or which can give rise to liability under any Environmental Law. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposing, depositing, dispersing, or migrating in, into or through the environment, or in, into from or through any building or structure;

(cc) The Company and its subsidiaries (i) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions, judgments, decrees, orders and the common law relating to pollution or the protection of the environment, natural resources or human health or safety, including those relating to the generation, storage, treatment, use, handling, transportation, Release or threat of Release of Hazardous Materials (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are, and at all prior times were, in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(dd) There are, and at all prior times were, no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ee) Except as disclosed in the Pricing Prospectus, the Company and its subsidiaries own or possess, or can acquire on reasonable terms all material Intellectual Property (as defined below) currently employed by them in connection with the business now operated by them. To the Company’s knowledge, (i) there is no infringement, misappropriation or violation by third parties of any such Intellectual Property; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company and its subsidiaries in or to any such Intellectual Property; (iii) the Intellectual Property owned by or, to the Company’s knowledge, exclusively licensed to the Company and its subsidiaries have not been adjudged invalid or unenforceable, in whole or in part, and there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, scope, or enforceability of any such Intellectual Property (except for proceedings before any governmental body or agency in the ordinary course relating to the registration of any such Intellectual Property); and (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or its subsidiaries infringe, misappropriate or otherwise violate any Intellectual Property or other proprietary rights of others, in each of (i) through (iv) above, except as would not reasonably be expected to have a material adverse effect on the Company. The term “Intellectual Property” as used herein means foreign, international and domestic patents and all patent rights associated therewith, and patent applications, inventions, registered and unregistered trademarks and service marks and all rights associated therewith, applications to register trademarks or service marks, trade names, trade dress, copyrights, applications to register copyrights, moral rights, mask works, applications to register mask works, know-how, trade secrets and all trade secret rights associated therewith, domain names, domain name applications and proprietary processes and other similar rights;

(ff) The Company and its subsidiaries are not subject to any judgment, order, writ, injunction or decree of any court or any federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any agreement made in settlement of any pending or threatened litigation, which materially restricts or impairs their use of any Intellectual Property;

(gg) The Company and its subsidiaries have taken reasonable and customary actions to protect their rights in confidential information and trade secrets and protect any confidential information provided to them by any other person. All founders, key employees and any other employees or contractors involved in the development Intellectual Property for the Company or any of its subsidiaries have signed confidentiality and invention assignment agreements (or have confidentiality and invention assignment provisions in other agreements) with the Company;

(hh) No material labor dispute with the employees of the Company or any of its subsidiaries exists, except as described in the Pricing Prospectus, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(ii) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Prospectus;

(jj) The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company and its subsidiaries, taken as a whole, except as described in the Pricing Prospectus;

(kk) The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a material adverse effect) and have paid all taxes required to be paid thereon (except for cases in which the failure to file or pay would not have a material adverse effect, or, except as currently being contested in good faith and for which reserves required by U.S. GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which could reasonably be expected to be determined adversely to the Company or its subsidiaries and which could reasonably be expected to have) a material adverse effect;

(ll) There are no outstanding loans made by the Company or any of its subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or member of the board of directors of the Company. Since the filing of the initial registration statement in connection with its initial public offering, the Company has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”);

(mm) There are no securities or preferred stock of the Company or guaranteed by the Company or any of its subsidiaries that are rated by a “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 3(a)(62) of the Exchange Act.

2. Subject to the terms and conditions herein set forth,

(a) the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at a purchase price of 96.25% of the principal amount thereof the (“purchase price”), plus accrued interest, from April 1, 2014 to the First Time of Delivery hereunder the principal amount of Firm Securities set forth in the first paragraph of this agreement; and

(b) the Company hereby grants to the Underwriter the right to purchase at its election up to $19,500,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, plus accrued interest, if any, from April 1, 2014 to such Time of Delivery for the sole purpose of covering over-allotments, if any. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

3. Upon the authorization by you of the release of the Firm Securities, the Underwriter proposes to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

4. (a) The Securities to be purchased by the Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to the Underwriter against payment by the Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Underwriter at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of the Underwriter at DTC. The Company will cause the certificates representing the Securities to be made available to the Underwriter for checking at least twenty-four hours prior to the applicable Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on April 1, 2014, or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by you in the written notice given by you of your election to purchase the Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriter pursuant to Section 8(k) hereof, will be delivered at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA 94304 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 11:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. The Company agrees with the Underwriter:

(a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or any supplement to the Registration Statement, the Basic Prospectus or the Prospectus prior to such Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to prepare a final term sheet, containing solely a description of the Securities, in a form approved by you and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities or the shares of Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order; and in the event of any such issuance of a notice of objection, promptly to take such steps including, without limitation, amending the Registration Statement or filing a new registration statement, at its own expense, as may be necessary to permit offers and sales of the Securities by the Underwriter (references herein to the Registration Statement shall include any such amendment or new registration statement);

(b) If required by Rule 430B(h) under the Act, to prepare a form of prospectus in a form approved by you and to file such form of prospectus pursuant to Rule 424(b) under the Act not later than may be required by Rule 424(b) under the Act; and to make no further amendment or supplement to such form of prospectus which shall be disapproved by you promptly after reasonable notice thereof;

(c) [Intentionally Omitted];

(d) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or to subject itself to taxation in any jurisdiction where it is not already so subject;

(e) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriter with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of six months after the date of the Prospectus in connection with the offering or sale of the Securities and the shares of Stock issuable upon conversion of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case the Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities and the shares of Stock issuable upon conversion of the Securities at any time six months or more after the time of issue of the Prospectus, upon your request but at the expense of the Underwriter, to prepare and deliver to the Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act; provided, that if an effective registration statement relating to the offer and sale of the Securities is not on file with the Commission, the Company shall use its reasonable best efforts to file an effective shelf registration statement relating to the Securities, in a form reasonably satisfactory to you, and shall notify you upon filing and, if not effective upon filing, upon effectiveness of such registration statement;

(f) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(g) During the period beginning from the date hereof and continuing to and including the date ninety (90) days after the date of the Pricing Prospectus, not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any options or warrants to purchase shares of Stock or any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than pursuant to equity incentive plans existing on, or upon the conversion, exercise or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

The restrictions contained in the preceding paragraph shall not apply to (a) the issuance of the Securities pursuant to this Agreement and any underlying Stock issuable upon conversion thereof, (b) the issuance by the Company of any Stock pursuant to the Concurrent Stock Offering, (c) the issuance by the Company of securities pursuant to the Company’s existing equity incentive plans existing on, or upon the conversion, exercise or exchange of convertible or exchangeable securities, options or warrants outstanding as of the date of, this Agreement (excluding any exchange to induce conversion of the Existing Notes), or file registration statements on Form S-8, (d) the issuance by the Company of additional shares of Stock in excess of what would otherwise be deliverable upon conversion of the Existing Notes to induce conversion by holders of such notes; provided that any such transaction is approved in advance by the Underwriter and, if the Concurrent Stock Offering is consummated, Morgan Stanley & Co. LLC, (e) the issuance by the Company or entry into an agreement providing for the issuance by the Company of shares of Stock or any security convertible into or exercisable or exchangeable for shares of Stock in connection with mergers or acquisitions (irrespective of whether in the form of an acquisition of securities, businesses, properties, technologies or assets) by or with the Company or any of its subsidiaries or pursuant to an employee benefit plan assumed by the Company in connection with such merger or acquisition, and the issuance of any such securities pursuant to any such agreement, (f) the issuance by the Company or entry into an agreement providing for the issuance of shares of Stock or any security convertible into or exercisable or exchangeable for shares of Stock in connection with joint ventures, commercial relationships or other strategic partnerships or collaborations, and the issuance of any such securities pursuant to any such agreement, (g) the filing of any registration statement by the Company in connection with the Securities or the Concurrent Stock Offering (including any amendments or supplements thereto); provided, that in the case of clauses (e) and (f) that the aggregate number of shares of Stock that the Company may sell or issue or agree to sell or issue shall not exceed 10% of the total number of shares of the Company’s Stock issued and outstanding as of December 31, 2013; and provided further, that each recipient of Stock pursuant to such clauses (e) and (f) shall, on or prior to such issuance, execute a lock-up agreement substantially in the form approved by the Underwriter;

(h) To pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Act;

(i) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”; and

(i) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Stock upon conversion of the Securities; and

(j) To use its commercially reasonable efforts to list, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on NASDAQ.

6.

(a) (i) The Company represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Underwriter, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus;

(ii) The Underwriter represents and agrees that, without the prior consent of the Company, other than one or more term sheets relating to the Securities containing customary information (which, in their final form, will not be inconsistent with the final term sheet) and conveyed to purchasers of Securities, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus; and

(iii) Any such free writing prospectus, the use of which has been consented to by the Company (including the final term sheet prepared and filed pursuant to Section 5(a) hereof), is listed on Schedule I(a) hereto;

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Underwriter and, if requested by the Underwriter, will prepare and furnish without charge to the Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter expressly for use therein.

7. The Company covenants and agrees with the Underwriter that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities and the shares of Stock issuable upon conversion of the Securities under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriter and dealers; (ii) the cost of printing or producing this Agreement, the Indenture, any Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(d) hereof, including the fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky and legal investment surveys not to exceed $5,000; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, any required review by the Financial Industry Regulatory Authority, Inc. of the terms of the sale of the Securities; (vi) all fees and expenses in connection with listing the shares of Stock issuable upon conversion of the Securities on NASDAQ; (vii) the cost of preparing the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 11 hereof, the Underwriter will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriter hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the applicable Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; the final term sheet contemplated by Section 5(a) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

(b) Wilson Sonsini Goodrich & Rosati, P.C., counsel for the Underwriter, shall have furnished to you such written opinion or opinions dated the Time of Delivery, in form and substance satisfactory to you, with respect to the matters covered therein, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Davis Polk & Wardwell LLP, counsel for the Company, shall have furnished to you their written opinion or opinions dated the Time of Delivery, in form and substance satisfactory to you;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you;

(e) (i) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus or other than such losses or interferences as are not material to the Company and its subsidiaries, taken as a whole; and, (ii) since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of capital stock due to the issuance of shares (x) upon the exercise of options or vesting of restricted stock or restricted stock units under the Company’s previous or currently existing equity incentive and other similar officer, director or employee benefit plans, (y) due to the conversion, exchange or exercise of any security of the Company outstanding on the date hereof (including any additional shares of Stock issued to induce conversion of the Existing Notes as permitted pursuant to Section 5(g)) or (z) pursuant to the Concurrent Stock Offering) or long-term debt of the Company or any of its subsidiaries or any adverse change, or any development involving a prospective adverse change, in or affecting the condition (financial or otherwise) or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus and other than that would not, in the aggregate, reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole;

(f) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either Federal or New York or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in your judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(g) The Company shall have complied with the provisions of Section 5(e) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

(h) The shares of Stock issuable upon conversion of the Securities shall have been duly listed, subject to notice of issuance, for listing on NASDAQ; and

(l) The Company has obtained and delivered to the Underwriter executed copies of an agreement from each of the stockholders set forth on Schedule II hereto, substantially to the effect set forth in Section 5(g) hereof in form and substance satisfactory to you; and

(m) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such time, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such time, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

9. (a) The Company will indemnify and hold harmless the Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriter for any legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any

Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein.

(b) The Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for (or be required to make any contribution with respect to) any settlement of any action or claim effected without its written consent, but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment (including making any required contribution pursuant to this Section 9). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriter on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Act and each affiliate of the Underwriter; and the obligations of the Underwriter under this Section 9 shall be in addition to any liability which the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriter, as set forth in this Agreement shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person of the Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

11. If for any reason, any Securities are not delivered by or on behalf of the Company as provided herein, (a) prior to the First Time of Delivery, the Company will reimburse the Underwriter for all out of pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriter in making preparations for the purchase, sale and delivery of the Firm Securities, and (b) after the First Time of Delivery, the Company will reimburse the Underwriter for all expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriter solely in making preparations for the purchase, sale and delivery of the Optional Securities relating to the applicable subsequent Time of Delivery, but in each case the Company shall then be under no further liability to the Underwriter except as provided in Sections 7 and 9 hereof.

12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriter shall be delivered or sent by mail, telex or facsimile transmission to you in the care of Goldman, Sachs & Co., 200 West Street, New York, New York 10282-2198, Attention: Registration Department and to Wilson Sonsini Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, CA, 94304 Attention: Allison Spinner; if to the Company shall be delivered, or sent by mail, telex or facsimile transmission to Solazyme, Inc., 225 Gateway Boulevard, South San Francisco, CA 94080, Attention: Paul Quinlan, or such other address of the Company set forth in the Registration Statement, and to Davis Polk & Wardwell LLP, 1600 El Camino Real, Menlo Park, CA 94025, Attention: Alan F. Denenberg. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriter is required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriter to properly identify their respective clients.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriter, the Company and, to the extent provided in Sections 9 and 10 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Underwriter shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

15. The Company acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriter, on the other, (ii) in connection therewith and with the process leading to such transaction the Underwriter is acting solely as a principal and not the agent or fiduciary of the Company, (iii) the Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement and (iv) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate. The Company agrees that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company, in connection with such transaction or the process leading thereto.

16. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriter with respect to the subject matter hereof.

17. THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK. The Company agrees to the non-exclusive jurisdiction of, and to venue in, the U.S. District Court for the Southern District of New York in respect of any suit or proceeding arising in respect of this Agreement and any matters related to this transaction.

18. The Company and the Underwriter hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

19. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

20. Notwithstanding anything herein to the contrary, the Company (and the Company’s employees, representatives, and other agents) are authorized to disclose to any and all persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriter imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with your understanding, please sign and return to us one for the Company, one for the Underwriter, plus one for each counsel counterparts hereof and, upon the acceptance hereof by you, as the Underwriter, this letter and such acceptance hereof shall constitute a binding agreement between the Underwriter and the Company.

Very truly yours,

Solazyme, Inc.

By:	/s/ JONATHAN WOLFSON
Name: Jonathan Wolfson
Title: CEO

Accepted as of the date hereof:

Goldman, Sachs & Co.,
As the Underwriter

By:	/s/ ADAM GREENE
Name: Adam Greene
Title: Vice President

SCHEDULE I

(a) Issuer Free Writing Prospectuses included in the Pricing Disclosure Package:

Free Writing Prospectus dated March 26, 2014.

(b) Additional Documents Incorporated by Reference:

None.

Schedule II

Stockholders

Ian Clark

Michael Arbige

Jerry Fiddler

Ann Mather

Jonathan Wolfson

Tyler Painter

Peter Licari

Paul Quinlan

Jim Craigie

David Cole

Peter Kovacs